Exhibit 99.01
Refining 101 January 17, 2013
Safe Harbor Statement Statements contained in this presentation that state the Company's or management's expectations or predictions of the future are forward- looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. The words "believe," "expect," "should," "estimates," and other similar expressions identify forward-looking statements. It is important to note that actual results could differ materially from those projected in such forward-looking statements. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see Valero's annual reports on Form 10^K and quarterly reports on Form 10^Q, filed with the Securities and Exchange Commission, and available on Valero's website at www.valero.com. 2
3 Lane RiggsSenior Vice PresidentRefining Operations

Crude Oil Characteristics

- Crudes are classified and priced by density and sulfur content
- Crude density is commonly measured by API gravity
  - API gravity provides a relative measure of crude oil density
  - The higher the API number, the lighter the crude
    - Light crudes are easier to process
    - Heavy crudes are more difficult to process
- Crude sulfur content is measured as a percentage
  - Less than 0.7% sulfur content = sweet
  - Greater than 0.7% sulfur content = sour
  - High sulfur crudes require additional processing to meet regulatory specs
- Acid content is measured by Total Acid Number (TAN)
  - Acidic crudes highly corrosive to refinery equipment
  - High acid crudes are those with TAN greater than 0.7
  - Becoming more important, particularly as Brazilian production increases

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Crude Oil Basics

Crude Oil Quality by Types


SOUR
SULFUR CONTENT
SWEET
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
Cold Lake
Cerro Negro
Maya
WCS
M-100 (resid)
Arab Heavy
Arab Medium
Napo
Dubai
Mars
Iran Heavy
Arab Light
Ameriven-Hamaca
Urals
Alaskan North Slope
Eagle Ford and Bakken
Brent
WTI
LLS
Cabinda
Bonny Light
Tapis
15
20
25
30
35
40
45
50
HEAVY
API GRAVITY
LIGHT

Source: Industry reports

Estimated Quality of Reserves (2012)


Sweet
23%
High Acid (Sweet)
3%
Light/Medium Sour
56%
Heavy Sour
18%

Source: DOE, Oil & Gas Journal, Company Information

- **Majority of global crude oil reserves are sour**
- **Most quoted benchmark prices are light sweet crude oils**
  - WTI (West Texas Intermediate), Western Hemisphere
  - Brent (North Sea Crude), Europe
  - Tapis/Oman (Middle East), Asia Pacific

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6 What's in a Barrel of Crude Oil? > 34 API Gravity < 0.7 % Sulfur35% DemandMost Expensive 24 to 34 API Gravity > 0.7 % Sulfur50% DemandLess Expensive < 24 API Gravity > 0.7 % Sulfur15% DemandLeast Expensive Refineries upgrade crude oil into higher value products 2011 U.S. Refinery Production 8% Propane/Butane 45% GasolineRBOBCBOBConventionalCARBPremium 38% DistillateJet FuelDieselHeating Oil Heavy Fuel Oil & Other 9% Source: EIA Refiner Production Refinery Gases 8% Light Sweet(e.g. WTI, LLS, Brent) Medium Sour(e.g. Mars, Arab Light,Arab Medium, Urals) Heavy Sour(e.g. Maya, Cerro Negro, Cold Lake, Western Canadian Select) Crude Oil Types Characteristics Inherent Yields

Basic Refining Concepts



Intermediates
Final Products
Crude oil
Furnace
Distillation Tower (Crude Unit)
Vacuum Unit
< 90°F
C1 to C4
Propane, Butane and lighter
• Refinery fuel gas
• Propane
• NGLs
90–220°F
C5 to C8
Straight Run Gasoline (low octane)
More processing
• Gasoline (high octane)
220–315°F
C8 to C12
Naphtha
More processing
• Gasoline (high octane)
• Jet fuel
315–450°F
C12 to C30
Kerosene
More processing
• Kerosene
• Jet fuel
• Diesel
• Fuel oil
450–650°F
C30 to C50+
Light Gas Oil
More processing
• Gasoline (high octane)
• Diesel
• Fuel oil
650–800°F
C 30 to C50+
Heavy Gas Oil
More processing
• Gasoline (high octane)
• Diesel
• Fuel oil
800+°F
C50 to C100+
Residual Fuel Oil/Asphalt
More processing
• Gasoline (high octane)
• Diesel
• Fuel oil
• Lube stocks

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Hydroskimming/Topping Refinery



Light Sweet Crude
Crude Unit
Distillation Tower
Propane/Butane
Low Octane Gasoline and Naphtha
Reformer
High Octane Gasoline
Hydrogen
HS Kerosene/Jet Fuel
Distillate Desulfurizer
LS Kerosene/Jet Fuel
HS Diesel/Heating Oil
LS Diesel/Heating Oil
Vacuum Unit
Gas Oil
Heavy Fuel Oil
4% Propane/ Butane
32% Gasoline RBOB CBOB Conventional CARB Premium
32% Distillate Jet Fuel Diesel Heating Oil
32% Heavy Fuel Oil & Other

Simple, low upgrading capability refineries run sweet crude

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9 Crude and Vacuum Towers Crude Atmospheric Tower Vacuum Tower Heater

Medium Conversion: Catalytic Cracking


Light Sour Crude
Crude Unit
Distillation Tower
Propane/Butane
Low Octane Gasoline and Naphtha
Reformer
High Octane Gasoline
Hydrogen
HS Kerosene/Jet Fuel
Distillate Desulfurizer
LS Kerosene/Jet Fuel
HS Diesel/Heating Oil
LS Diesel/Heating Oil
Light Cycle Oil (LCO)
Alkylation Unit
Alkylate
Vacuum Unit
Gas Oil
Fluid Catalytic Cracker (FCC)
FCC Gasoline
Heavy Fuel Oil
8%
Propane/ Butane
43%
Gasoline
RBOB
CBOB
Conventional
CARB
Premium
30%
Distillate
Jet Fuel
Diesel
Heating Oil
19%
Heavy Fuel Oil & Other

Moderate upgrading capability refineries tend to run more sour crudes while achieving increased higher value product yields and volume gain

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High Conversion: Coking/Resid Destruction 11 Complex refineries can run heavier and more sour crudes while achieving the highest light product yields and volume gain Heavy Fuel Oil & Other 14% Propane/Butane 6% 33% DistillateJet FuelDieselHeating Oil 47% GasolineRBOBCBOBConventionalCARBPremium Medium/ Heavy Sour Crude Distillation Tower Low Octane Gasoline and Naphtha HS Kerosene/Jet Fuel HS Diesel/Heating Oil LS Kerosene/Jet Fuel LS Diesel/Heating Oil High Octane Gasoline
12 Cokers Delayed Coker Superstructure holds the drill and drill stem while the coke is forming in the drum Fluid Coker
13 Gary SimmonsVice PresidentCrude, Feedstock Supply & Trading

Hydrocracking Basics

Objective
- Upgrade high sulfur vacuum gasoil (VGO) to low sulfur light products (diesel, jet, and gasoline)
- 20% to 30% volume expansion due to hydrogen saturation; gas to liquids!
- Favorable economics, especially when natural gas is relatively cheap versus crude oil



High Sulfur VGO (HC-S)
HC-S
Hydrocracking Unit
HC-S H2 HC-S
H2 H2 H2
H2 Catalysts H2
H2
HC-S H2 H2 HC-S
H2
HC-S
H2
Hydrogen Unit
H2 H2 H2 H2 H2 H2
1300+ PSI;
725° to 780° F
HC
Desulfurized Hydrocrackate Gasoline
HC
Desulfurized Ultra Low Sulfur Jet/Diesel
H2S
Sulfur Plant
S S S S S
Elemental Sulfur
S
• Agricultural
• Pharmaceutical
LEGEND
HC : Hydrocarbon
H2 : Hydrogen
S : Sulfur

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Key Drivers for Valero's Hydrocrackers

- Key economic driver is the expected significant liquid-volume expansion of 20%, which primarily comes from the hydrogen saturation via the high-pressure, high-conversion design
- Designed to maximize distillate yields

Hydrocracker Unit Feedstocks	
High-sulfur VGO	60,000 BPD
(Internally produced or purchased)	
Hydrogen	124 MMSCF/day
(via 40,000 mmbtu/day of natural gas)	

Hydrocracker Unit Operating Costs	
Heat, power, labor, etc.	$1.50 per barrel
(per barrel amount based on hydrocracker unit volumes)	

Hydrocracker Unit Products (BPD)	
Distillates (diesel, jet, kero)	44,000
Gasoline and blendstocks	24,000
LPGs	3,000
Low-sulfur VGO	1,000
Total	**72,000**

12,000 BPD (20%) volume expansion

Synergies with Plant	
With existing plant	~$1 per barrel
(per barrel amount based on hydrocracker unit volumes)	

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Port Arthur Hydrocracker 16 Hydrocracker Reactors Hydrocracker Unit

Refinery Optimization


Key Model Inputs
Feedstock and product properties
Feedstock and product prices
Operating unit configuration/yields
Operating unit constraints
Feedstock and product prices
Refinery LP Model
Key Model Outputs
Refinery operating rates
Feedstock selections
Product yields/cut points targets
Product production volumes
Intermediate sales and purchases

- Valero uses linear programming models (LP) to optimize its refineries
- LPs are complex models that incorporate:
  - Representations of each refinery unit's operations
  - Every potential feedstock, intermediate, and product
    - Takes into account varying properties and pricing
- LP results guide decisions on refinery utilization, feedstock purchases, and product yields
- Valero does this by unit, by refinery, and across its portfolio of refineries

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Typical Refining Unit Volume Gain/Loss 18 Refining Unit Volume Gain/Loss on feedstock to unit Reformer running at High severity - 30% to - 20% Low severity - 20% to - 10% FCC + 5% to + 15% Alkylation - 20% to - 25% Coker - 25% to - 35% Full-conversion Hydrocracker + 20% (targeting heavier diesel products) to + 35% (targeting lighter gasoline products)

VALERO

Gulf Coast Refineries and Growing Availability of Domestic Light Sweet Crude Oil

- Growing supply of domestic light sweet crude is expected to provide a structural discount for Gulf Coast light sweet crudes
- How do you deal with growing supply of cheaper light sweet volumes?
  1. Back out imports from existing light sweet capacity
  2. Fill previously uneconomic light sweet capacity
  3. Additional light sweet crude runs will need to displace heavier crude oil volumes
  4. Pursue projects that address constraints to using light sweet crudes
- Refinery configuration plays a large part in determining the suitability of crudes and feedstocks in a given refinery
- Crude and feedstock selection is based on the relative economics of available choices assisted by analysis using LP models

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Issues with Processing Light Crudes

- Refineries are designed for a specific range of crude oil properties
  - Otherwise construction costs would be prohibitively high
- Lighter crudes contain significantly more light components, e.g., propane, butane, straight run gasoline, naphtha



Intermediates
Final Products
< 90°F
C1 to C4
Propane, Butane and lighter
• Refinery fuel gas
• Propane
• NGLs
Distillation Tower (Crude Unit)
90–220°F
C5 to C8
Straight Run Gasoline (low octane)
More processing
• Gasoline (high octane)
220–315°F
C8 to C12
Naphtha
More processing
• Gasoline (high octane)
• Jet fuel

- Be careful about generalizing crude oil properties and their impact on product yields
  - Some light crudes are inherently diesel rich or inherently gasoline rich despite having a similar API gravity
  - As we have shifted our diet to higher API domestic shale crudes (Eagle Ford, Bakken, etc.), we have seen distillate yields stay about the same

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Key Constraints

- Many factors can constrain the ability to process light components
- Constraints are very specific to each refinery and individual crude unit within a refinery
- They may occur in the crude unit itself, or in the downstream processing of lighter components into finished products
- Examples include:
  - Distillation tower has insufficient capacity for light components
  - Hydraulic capacity of overhead distillation hardware
  - Heater or heat exchanger design limits ability due to insufficient heater flexibility or limited ability to cool and condense higher volume of light ends
  - Saturated gas plant has insufficient capacity to process additional volume
  - Downstream processing capacity limits ability to convert intermediates into finished products
- Depending on the constraint, solutions can range from $10 million to hundreds of millions

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Valero has increased the amount of domestic light crudes processed as additional volumes have become availableValero has ceased all imports of foreign light crudes for its Gulf Coast and Memphis refineriesValero is evaluating potential projects to further increase its domestic light crude processing capacity Valero's Ability to Run Discounted Light Crude 22 (CHART)
23 Ashley SmithVice PresidentInvestor Relations

Successfully Completed Port Arthur Hydrocracker

Port Arthur



St. Charles



- 57,000 BPD Port Arthur hydrocracker complete and operating above expectations
  - Higher diesel quality with cetane numbers in the low 60s versus expected low 50s
    - Exceeds European specifications by over 10 cetane numbers
    - Provides blending opportunity to upgrade margin on lower-quality distillate production
  - Product yields exceeding expectations with total distillate yield of approximately 69% versus expected 61%
- Estimate 60,000 BPD St. Charles HCU mechanical completion and operating in 2Q13
- Both hydrocrackers are designed to benefit from the high crude and low natural gas price outlook
- Pursuing projects to expand capacity of each unit to 75,000 BPD in 2015

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Valero's Hydrocracker Projects Show Profits Under Various Price Sets Under Various Price Sets Under Various Price Sets 25 Note: EBITDA = Pretax operating income + depreciation and amortization, excludes interest expense; see details in appendix millions
26 Q & A
27 Appendix

Major Refining Processes – Crude Processing

- **Definition**
  - Separating crude oil into different hydrocarbon groups
  - The most common means is through distillation
- **Process**
  - Desalting – Prior to distillation, crude oil is often desalted to remove corrosive salts as well as metals and other suspended solids.
  - Atmospheric Distillation – Used to separate the desalted crude into specific hydrocarbon groups (straight run gasoline, naphtha, light gas oil, etc.) or fractions.
  - Vacuum Distillation – Heavy crude residue ("bottoms") from the atmospheric column is further separated using a lower–pressure distillation process. Means to lower the boiling points of the fractions and permit separation at lower temperatures, without decomposition and excessive coke formation.

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29 Major Refining Processes - Cracking Definition"Cracking" or breaking down large, heavy hydrocarbon molecules into smaller hydrocarbon molecules thru application of heat (thermal) or through the use of catalystsProcessCoking - Thermal non-catalytic cracking process that converts low value oils to higher value gasoline, gas oils and marketable coke. Residual fuel oil from vacuum distillation column is typical feedstock.Visbreaking - Thermal non-catalytic process used to convert large hydrocarbon molecules in heavy feedstocks to lighter products such as fuel gas, gasoline, naphtha and gas oil. Produces sufficient middle distillates to reduce the viscosity of the heavy feed.Catalytic Cracking - A central process in refining where heavy gas oil range feeds are subjected to heat in the presence of catalyst and large molecules crack into smaller molecules in the gasoline and surrounding ranges.Catalytic Hydrocracking - Like cracking, used to produce blending stocks for gasoline and other fuels from heavy feedstocks. Introduction of hydrogen in addition to a catalyst allows the cracking reaction to proceed at lower temperatures than in catalytic cracking, although pressures are much higher.

Major Refining Processes – Combination

- **Definition**
  - Linking two or more hydrocarbon molecules together to form a large molecule (e.g. converting gases to liquids) or rearranging to improve the quality of the molecule
- **Process**
  - Alkylation – Important process to upgrade light olefins to high–value gasoline components. Used to combine small molecules into large molecules to produce a higher octane product for blending with gasoline.
  - Catalytic Reforming – The process whereby naphthas are changed chemically to increase their octane numbers. Octane numbers are measures of whether a gasoline will knock in an engine. The higher the octane number, the more resistance to pre or self–ignition.
  - Polymerization – Process that combines smaller molecules to produce high octane blending stock.
  - Isomerization – Process used to produce compounds with high octane for blending into the gasoline pool. Also used to produce isobutene, an important feedstock for alkylation.

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Major Refining Processes – Treating

- **Definition**
  - Processing of petroleum products to remove some of the sulfur, nitrogen, heavy metals, and other impurities
- **Process**
  - Catalytic Hydrotreating, Hydroprocessing, sulfur/metals removal – Used to remove impurities (e.g. sulfur, nitrogen, oxygen and halides) from petroleum fractions. Hydrotreating further "upgrades" heavy feeds by converting olefins and diolefins to parafins, which reduces gum formation in fuels. Hydroprocessing also cracks heavier products to lighter, more saleable products.

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VALERO

List of Refining Acronyms

- AGO – Atmospheric Gas Oil
- ATB – Atmospheric Tower Bottoms
- B–B – Butane–Butylene Fraction
- BBLS – Barrels
- BPD – Barrels Per Day
- BTX – Benzene, Toluene, Xylene
- CARB – California Air Resource Board
- CCR – Continuous Catalytic Regenerator
- DAO – De–Asphalted Oil
- DCS – Distributed Control Systems
- DHT – Diesel Hydrotreater
- DSU – Desulfurization Unit
- EPA – Environmental Protection Agency
- ESP – Electrostatic Precipitator
- FCC – Fluid Catalytic Cracker
- GDU – Gasoline Desulfurization Unit
- GHT – Gasoline Hydrotreater
- GOHT – Gas Oil Hydrotreater
- GPM – Gallon Per Minute
- HAGO – Heavy Atmospheric Gas Oil
- HCU – Hydrocracker Unit
- HDS – Hydrodesulfurization
- HDT – Hydrotreating
- HGO – Heavy Gas Oil
- HOC – Heavy Oil Cracker (FCC)
- H2 – Hydrogen
- H2S – Hydrogen Sulfide
- HF – Hydroflouric (acid)
- HVGO – Heavy Vacuum Gas Oil
- kV – Kilovolt
- kVA – Kilovolt Amp
- LCO – Light Cycle Oil
- LGO – Light Gas Oil
- LPG – Liquefied Petroleum Gas
- LSD – Low Sulfur Diesel
- LSR – Light Straight Run (Gasoline)
- MON – Motor Octane Number
- MTBE – Methyl Tertiary–Butyl Ether
- MW – Megawatt
- NGL – Natural Gas Liquids
- NO_x – Nitrogen Oxides
- P–P – Propane–Propylene
- PSI – Pounds per Square Inch
- RBOB – Reformulated Blendstock for Oxygen Blending
- RDS – Resid Desulfurization
- RFG – Reformulated Gasoline
- RON – Research Octane Number
- RVP – Reid Vapor Pressure
- SMR – Steam Methane Reformer (Hydrogen Plant)
- SO_x – Sulfur Oxides
- SRU – Sulfur Recovery Unit
- TAME – Tertiary Amyl Methyl Ether
- TAN – Total Acid Number
- ULSD – Ultra–low Sulfur Diesel
- VGO – Vacuum Gas Oil
- VOC – Volatile Organic Compound
- VPP – Voluntary Protection Program
- VTB – Vacuum Tower Bottoms
- WTI – West Texas Intermediate
- WWTP – Waste Water Treatment Plant

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Project Price Set Assumptions 33 Commodity Base Case ($/barrel) 2008 ($/barrel) 2009 ($/barrel) 2010 ($/barrel) 2011 ($/barrel) 2012 ($/barrel) LLS Crude oil1 85.00 102.07 62.75 81.64 111.09 112.20 LLS - USGC HS Gas Oil -3.45 2.03 -2.86 -2.72 -5.75 -7.59 USGC Gas Crack 6.00 2.47 6.91 5.32 5.11 4.66 USGC ULSD Crack 11.00 20.5 7.26 8.94 13.24 15.99 Natural Gas, $/MMBTU (NYMEX) 5.00 8.90 4.16 4.38 4.03 2.71 Prices shown below are for illustrating a potential estimate for Valero's economic projectsPrice assumptions are based on a blend of recent market prices and Valero's price forecast 1LLS prices are roll adjusted

Project Price Sensitivities

- Price sensitivities shown below are for illustrating a potential estimate for Valero's economic projects
- Price assumptions are based on a blend of recent market prices and Valero's price forecast

EBITDA[1] Sensitivities (Delta $ millions/year)	Port Arthur HCU	St. Charles HCU
Crude oil, + $1/BBL	4	3.6
Crude oil - USGC HS Gas Oil, + $1/BBL	16.7	17.8
USGC Gas Crack, + $1/BBL	12.9	13.3
USGC ULSD Crack, + $1/BBL	18.4	20.8
Natural Gas, - $1/MMBTU	18.3	19.7
Total Investment IRR to 10% cost	1.3%	1.5%

[1]Operating income before depreciation and amortization expense

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Investor Relations Contacts For more information, please contact:Ashley Smith, CFA, CPAVice President, Investor Relations210.345.2744ashley.smith@valero.comMatthew JacksonInvestor Relations Specialist210.345.2564matthew.jackson@valero.com 35